AQR FUNDS

Supplement dated November 27, 2019 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus

and the Class R6 Shares Summary Prospectus,

each dated January 29, 2019, as amended

(each, a “Summary Prospectus” and together, the “Summary Prospectuses”),

of the AQR International Multi-Style Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectuses. Please review this important information carefully. You may obtain copies of the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective January 1, 2020, the section of each Summary Prospectus entitled “Portfolio Managers” is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Clifford S. Asness, Ph.D., M.B.A.	March 26, 2013	Managing and Founding Principal of the Adviser
Michele L. Aghassi, Ph.D.	January 1, 2020	Principal of the Adviser
Andrea Frazzini, Ph.D., M.S.	March 26, 2013	Principal of the Adviser
Ronen Israel, M.A.	March 26, 2013	Principal of the Adviser
Lars N. Nielsen, M.Sc.	January 1, 2020	Principal of the Adviser

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE